  Exhibit 10.1

TERM SHEET FOR A MULTI-PICTURE DIRECTOR AGREEMENT

June 28, 2018

MJW Media, Inc.	Nick Cassavetes
1166 E Warner Rd #101-B
Gilbert, AZ 85296

The following are the terms and conditions for a multi-picture Director Agreement between MJW Media, Inc., Producer and Nick Cassavetes, Director.

1.	Term:	Six Years

2.	Number of film productions during term:	Five

3.	Director Compensation:	a.	$250,000 paid by Producer on January 2nd each of the next five years for development and other work towards the film production.

		b.	Director fee on each film production no less favorable than that of the film known as The Manuscript.

		c.	Escondido Innovations, Inc. stock option awards each January 2nd upon completion of principal photography, for 250,000 shares each of years, for five years.

4.	Choice of production and creative control:	Mutual agreement between Michael Witherill and Nick Cassavetes on choice of production with Nick having creative control.

5.	Long Form:	MJW Media, Inc. and Nick Cassavetes will enter into a long form agreement based around the terms contained in this Term Sheet. The terms outlined herein are binding.

Agreed and Accepted:

MJW Media, Inc.	Nick Cassavetes

By: /s/ Michael Witherill	By: /s/ Nick Cassavetes
Michael Witherill, CEO